UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 11, 2007
River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)
Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)
(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard which requires listed companies to be eligible for participation in the Direct Registration System (“DRS”), which is currently administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. To meet DRS requirements and comply with the new NASDAQ listing standards, the Board of Directors of River Valley Bancorp (the “Corporation”) amended Article VI of the Corporation’s Code of By-Laws (the “By-Laws”), effective as of December 11, 2007, to permit the issuance of uncertificated shares, upon adoption by the Corporation’s Board of Directors of a resolution authorizing such issuance. The Board of Directors has no intention at this time to authorize uncertificated shares, but may decide to do so in the future.

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article VI thereof is incorporated herein by reference.

Item 8.01  Other Events.

On December 11, 2007, River Valley Bancorp issued a press release announcing that the Board of Directors had declared a cash dividend of $0.21 per common share for the quarter ending December 31, 2007. The dividend is payable to shareholders of record on December 28, 2007. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Code of By-Laws of River Valley Bancorp
99.1	Press Release issued December 11, 2007

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes,” and “should,” which are necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented. The Company’s ability to predict future results involves a number of risks and uncertainties, some of which have been set forth in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this Current Report of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 13, 2007	RIVER VALLEY BANCORP

	By:	/s/ Vickie L. Grimes
Vickie L. Grimes, Vice President of Finance

EXHIBIT INDEX

Exhibit No.		Location
3.1	Amended and Restated Code of By-Laws of River Valley Bancorp	Attached
99.1	Press Release issued December 11, 2007	Attached